UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 3, 2009

AMERICAN LORAIN CORPORATION (Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	0-31619 (Commission File No.)	87-0430320 (IRS Employer Identification No.)

Beihuan Road Junan County Shandong, China 276600 (Address of Principal Executive Offices) (Zip Code)

(86) 539-7318818
(Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by American Lorain Corporation, a Delaware corporation (the "Registrant"), in connection with the items set forth below.

Item 8.01

Other Events.

On September 3, 2009, the Registrant issued a press release announcing that it received authorization to list its common stock on the NYSE Amex Exchange and will begin trading on Tuesday, September 8, 2009 under the ticker symbol "ALN." The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated September 3, 2009, announcing the Registrant’s authorization to list its common stock on the NYSE Amex Exchange and to begin trading on Tuesday, September 8, 2009.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Lorain Corporation

Date: September 4, 2009	By: /s/ Yilun Jin
Name: Yilun Jin Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated September 3, 2009, announcing the Registrant’s authorization to list its common stock on the NYSE Amex Exchange and to begin trading on Tuesday, September 8, 2009.